UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               September 11, 2007
                Date of Report (Date of earliest event reported)

                           Colonial Commercial Corp.
               (Exact name of Registrant as Specified in Charter)


          NEW YORK                    1-6663                      11-2037182
(State or other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)

       275 WAGARAW ROAD, HAWTHORNE,                    07506
              NEW JERSEY
(Address of Principal Executive Offices)             (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

On September 11, 2007 the Company issued a press release announcing that it had completed the acquisition of the assets and certain liabilities of S&A Supply, Inc., a distributor of plumbing, heating and electrical fixtures and supplies, and that the Company's lending bank had increased the Company's credit line by $10 million to $25 million. A copy of this press release is furnished as Exhibit
99.01  to  this  report.

     Reference is made to the Company's Form 8-K filed with the SEC on September 14, 2007 for additional information relating to these matters.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.        Description

99.01              Press Release dated September 11, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       COLONIAL COMMERCIAL CORP.
                                                       -------------------------
                                                             (Registrant)

Date: September 17, 2007                                    /s/ William Salek
                                                            -----------------
                                                              William Salek
                                                        Chief Financial Officer


INDEX TO EXHIBITS

Exhibit No.        Description

99.01              Press Release dated September 11, 2007